UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 26, 2014

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

951 Gateway Boulevard
South San Francisco, California 94080
(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 26, 2014 at CHEST 2014 in Austin, Texas, GlaxoSmithKline plc (GSK) presented data from two Phase 3 studies comparing the efficacy and safety of ANORO® (umeclidinium/vilanterol “UMEC/VI”) once daily versus ADVAIR® (fluticasone/salmeterol combination “FSC”) twice daily in patients with moderate-to-severe chronic obstructive pulmonary disease (COPD) and infrequent COPD exacerbations.  ANORO® is a once-daily combination treatment comprising two bronchodilators, UMEC, a long-acting muscarinic antagonist (LAMA), and VI, a long-acting beta2 agonist (LABA), in a single inhaler, the ELLIPTA®.  UMEC/VI has been developed under the 2002 LABA collaboration between Glaxo Group Limited and Theravance, Inc.  The slide presentation is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
Exhibit 99.1

Efficacy and Safety of Umeclidinium/Vilanterol (UMEC/VI) Once Daily (OD) vs Fluticasone/Salmeterol Combination (FSC) Twice Daily (BD) in Patients With Moderate-to-Severe COPD and Infrequent COPD Exacerbations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: October 27, 2014	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1

Efficacy and Safety of Umeclidinium/Vilanterol (UMEC/VI) Once Daily (OD) vs Fluticasone/Salmeterol Combination (FSC) Twice Daily (BD) in Patients With Moderate-to-Severe COPD and Infrequent COPD Exacerbations